Capital Senior Living Company Presentation Exhibit 99.2

Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures
•
Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Net Income and Adjusted CFFO are financial measures of operating performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.  As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.  The
Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry.  The Company strongly urges you to review the reconciliation of net income from operations to Adjusted EBITDAR and Adjusted EBITDAR Margin and the reconciliation of net loss to Adjusted Net Income and Adjusted CFFO, each of which is included at the end of the
Company’s earnings releases, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Investment Highlights
•
Value leader in providing quality seniors housing and care at reasonable prices
•
Well positioned to make meaningful gains in shareholder value
•
Substantially all private pay with strong cash flow generation
•
Industry benefits from need-driven demand, limited new supply and improving housing market and economy
•
Achieving solid growth in revenue, occupancy, EBITDAR and CFFO
•
Executing on disciplined accretive growth initiatives through acquisitions and conversions to higher levels of care
•
Solid balance sheet

Company Overview
•
Capital Senior Living operates 116 communities in geographically concentrated regions with the capacity to serve 15,100 residents
Number of residents by State
Greater than 2,000
500 - 2,000
Less than 500
AR.
173
AZ.
189
IA.
122
IL.
650
IN.
2,247
KS.
165
LA.
133
MI.
429
MN.
173
MO.
662
MS.
143
NE.
668
OK.
143
TX.
3,720
CT.
178
FL.
226
NC.
593
SC.
669
NJ.
98
NY.
387
OH.
2,060
VA.
317
WI.
341
GA.
70
MA.
87
Owned
58%
Leased
42%
CA.
408
Resident Capacity By State
Property Ownership Structure

Resident Demographics at CSU Communities
•
Average age of resident: 85 years
•
Average age of resident moving in: 82 years
•
Average stay period:
2-3 years
•
Percent of female residents: 80%
•
Resident turnover is primarily attributed to death or need for higher care

The Capital Advantage: Senior Living Options
Independent Living – 51% of Resident Capacity
•
Average 115 units per IL community with large common areas and amenities
•
Supportive services, wellness programs, social, recreational and educational events
•
Average monthly rate of $2,422
•
100% private pay
•
Average length of resident stay is 31 months

The Capital Advantage: Senior Living Options
Assisted Living- 49% of Resident Capacity
•
Average 68 units per community
•
75% of communities offer AL
•
Assistance with activities of daily living including medication reminders, bathing, dressing and grooming
•
Average monthly rate of $4,020
•
Substantially all private pay
•
Average length of resident stay is 24 months

(Population in thousands)
75% Expected Growth
from 2014 to 2030

DISCOVER the difference

The Capital Advantage: Need Driven Demand
U.S. population 75+ years old is estimated to be 12% of the population by
2030 compared to 6% in 2012
Source: 2010 Census Summary File 1 and U.S. Census Bureau, Population Division
U.S. Seniors Population Trends (75+ years old)
15,000
17,500
20,000
22,500
25,000
27,500
30,000
32,500
35,000
2010 2015 2020 2025 2030
•
Only 1.3 million units serving a population of 18.9 million seniors
•
Current 6.9% penetration rate implies demand growth of 40,000 units per year

Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14

DISCOVER *the difference*

10 The Capital Advantage: Limited New Supply Source: NIC MAP Trends All Markets Q3 14 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Absorption Inventory Growth

Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14

DISCOVER *the difference*

11 The Capital Advantage: Senior Housing Occupancy Trends Source: NIC MAP Trends All Markets Q3 14 86.0% 87.0% 88.0% 89.0% 90.0% 91.0% 92.0% IL Communities AL Communities

The Capital Advantage: Competitive Strengths
•
Value leader in geographically concentrated regions
•
Experienced on-site, regional and corporate management
•
Larger company economies of scale and proprietary systems
that yield operating efficiencies in highly fragmented industry
•
Solid reputation in industry and 95% resident satisfaction
•
Employer of choice
•
Solid balance sheet
•
Strong Board of Directors

The Capital Advantage: Strategy
•
Focus on our core strengths
•
Capitalize on competitive strengths within each of our regions to maximize the cash flow generated by our communities and
our operations
•
Capitalize on the fragmented nature of the senior living
industry to strategically aggregate local and regional operators in geographically concentrated regions
•
Increase levels of care through conversions to Assisted Living or Memory Care units
•
Attract and retain the best talent in the senior living industry

2014 Business Plan
•
Focused on Operations, marketing and growth to enhance
shareholder value through:
•
Organic growth
•
Proactive expense Management
•
Accretive acquisitions, unit conversions and community
refurbishment projects
•
Utilization of technology

2014 Business Plan: Organic Growth
•
Increase average rents
•
Each 3% increase generates $11.8M of revenue
•
Improve occupancies
•
Each 1% generates $4.0M of revenue, $2.8M of EBITDAR and $0.06 per share of CFFO
•
Convert units to higher levels of care
•
Cash flow enhancing renovations and refurbishments
•
New branding strategy, eMarketing and website enhancements
•
Implement software programs to optimize care plans and level of care charges

Solving to Achieve 90% Occupancy
Q3 2014
(1)
IL AL Total
Total Units 5,775 5,341 11,116
Occupied Units 4,944 4,816 9,760
Occupancy % 90.2% 87.8%
Planned IL to AL Conversions
IL AL
Units (360) 360
At 90% Stabilized
Occupancy
324
Occupancy After Conversions
Stabilize
IL AL Total
Total Units 5,415 5,701 11,116
Occupied Units 4,944 5,140 10,084
Occupancy % 91.3% 90.2% 90.7%
(1)
Excludes CCRC’s , Autumn Glen, and Veranda Club
85.6%
Note: Conversions are subject to customary approvals

17 Canton Regency Remodel Concepts Existing Atrium Concept Atrium Concept Bistro Concept Internet Cafe

2014 Business Plan: External Growth
•
Strategic acquisitions of high quality senior living communities to enhance geographic concentrations – 16.4% cash on cash
returns
*Based on share count at time of transaction      (in millions except number of communities)
2011 2012 2013 Q3 14 YTD Combined
Purchase Price $83.4 $181.3 $150.4 $145.6 $560.7
Communities 7 17 11 7 42
Units 551 1,367 881 762 3,561
Debt $59.3 $129.5 $112.3 $109.3 $410.4
Equity $24.1 $51.8 $38.1 $36.3 $150.3
First Year Revenue $21.3 $49.1 $35.1 $34.2 $139.7
First Year EBITDAR $7.3 $19.1 $14.1 $13.3
(1)
$53.8
First Year Cash Flow
from Operations
(CFFO)
$3.4 $9.1 $5.8 $6.4
(1)
$24.7
First Year CFFO per
share*
$0.13 $0.34 $0.20 $0.21
(1)
$0.88
(1) Net of $0.9 million of management fees related to communities previously managed under a JV agreement

Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14

DISCOVER the difference |

Operating Performance
•
Revenue and EBITDAR growth
•
EBITDAR has increased at an 18.0% CAGR on a 15.2% CAGR in
revenue since the beginning of 2010.
•
EBITDAR margin increased from 29.9% in Q1 2010 to 35.6% in Q3
2014.
* As adjusted in press releases
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
Revenue EBITDAR * EBITDAR Margin % *

Comparative Operating Metrics
Note: EBITDAR and CFFO are as adjusted in press releases.
Q3 14 Q3 13
% Increase
Total Revenues $ 98.5 $ 88.0 11.9%
Adjusted EBITDAR $ 33.5 $ 29.3 14.4%
% Margin 35.6% 35.2%
Adjusted CFFO $ 11.1 $ 8.9 24.0%
Adjusted CFFO Per Share $ 0.39 $ 0.32

Balance Sheet
•
As of September 30, 2014 (in millions)
ASSETS
Cash and Securities $ 39.3
Other Current Assets 25.5
Total Current Assets 64.8
Fixed Assets 774.2
Other Assets 40.8
TOTAL ASSETS $ 879.8
LIABILITIES & EQUITY
Current Liabilities $ 90.2
Long-Term Debt 587.3
Other Liabilities 58.8
Total Liabilities 736.3
Stockholders’ Equity 143.5
TOTAL LIABILITIES &
EQUITY
$ 879.8

Investment Highlights
•
Value leader
in geographically concentrated regions
•
Substantially all private pay
•
Need-driven
demand,
limited new supply
and
improving housing
market
and
economy
•
Experienced management team
with demonstrated ability to
operate, acquire and create shareholder value
•
Accretive acquisitions
in highly fragmented industry
•
Conversions to higher levels of care
with significant revenue and
cash flow growth
•
Strong cash flow generation
•
Solid balance sheet

Capital Senior Living Company Presentation